SCUDDER
INVESTMENTS(SM)
[LOGO]

--------------------------------------------------------------------------------
EQUITY/DOMESTIC
--------------------------------------------------------------------------------

Scudder Balanced Fund
Fund #062

Annual Report
December 31, 1999

For investors seeking a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed-income securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       7   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      24   Financial Statements

                      27   Financial Highlights

                      28   Notes to Financial Statements

                      32   Report of Independent Accountants

                      33   Tax Information

                      34   Officers and Trustees

                      35   Investment Products and Services

                      37   Scudder Solutions

Scudder Balanced Fund
--------------------------------------------------------------------------------
ticker symbol       SCBAX                                        fund number 062
--------------------------------------------------------------------------------


o Scudder Balanced Fund outperformed both its benchmark and its peer group in 1999. In a period when fixed income returns were dampened by fears that a pickup in inflation was imminent, the fund was buoyed by strong stock selection in the equity portion of its portfolio.

o The fund has finished in the top quartile of balanced funds over the one-, three-, and five- year periods, according to Lipper Analytical Services.^1

o Although a focus on growth stocks held the fund in good stead in 1999, management has begun to trim the fund's weightings in some of its more richly valued holdings in favor of stocks that offer growth at what management sees as a more reasonable price.

^1 Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended December 31, 1999, Scudder Balanced Fund's Lipper ranking was 101 out of 448 funds for the one-year period, 167 out of 476 funds for the three-year period, and 102 out of 477 for the five-year period.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Date of Inception: 1/04/93

Total Net Assets as of 12/31/99:
$572 million
--------------------------------------------------------------------------------

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

What a difference a year makes. When 1999 began, investors were still reeling from the various crises that plagued the markets in the autumn of the previous year. Many experts predicted that bond yields, which had already fallen significantly in 1998, would go still lower. At the same time, the conventional wisdom said that stocks would post subdued returns in a year likely to be characterized by slower global growth. As is often the case, however, both the economy and the markets defied expectations. Equity prices soared behind an acceleration in economic growth, with the most richly-valued stocks providing the best performance. Bonds fared much worse, as concerns about the inflation outlook caused yields to rise steadily (and prices to fall) as the year progressed.

Although equities vastly outperformed bonds in the second half of the 1990s, we believe that the fixed income sector continues to provide excellent opportunities for portfolio diversification. A balanced approach that includes both stocks and bonds can help achieve more consistent returns with a lower level of risk than a strategy that focuses on only a limited segment of the market. We believe diversification is never more important than at a time when volatility is likely to be a key feature of the investment environment, as we believe it will in 2000. For more information on how the fund's management team plans to position the fund in the year ahead, please turn to the Portfolio Management Discussion that begins on page 10.

Finally, it should be noted that Daniel Pierce retired in June of 1999 as President of Scudder Balanced Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Balanced Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder Balanced Fund

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

     Scudder Balanced Fund      S&P 500 Index*              LBAB Index*

     1/31/93**    10000         1/31/93**     10000         1/31/93**    10000
            93    10412                93     10915                93    10768
            94    10164                94     11059                94    10454
            95    12855                95     15214                95    12386
            96    14339                96     18707                96    12833
            97    17605                97     24951                97    14075
            98    21319                98     32083                98    15295
            99    24188                99     38834                99    15167

                        Yearly periods ended December 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 12/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Balanced Fund
--------------------------------------------------------------------------------
1 year                        $ 11,346               13.46%              13.46%
--------------------------------------------------------------------------------
5 year                        $ 23,799              137.99%              18.94%
--------------------------------------------------------------------------------
Life of Fund**                $ 24,188              141.88%              13.47%
--------------------------------------------------------------------------------
S&P 500 Index (60%) and LBAB Index (40%)*
--------------------------------------------------------------------------------
1 year                        $ 11,199               11.99%              11.99%
--------------------------------------------------------------------------------
5 year                        $ 24,971              149.71%              20.07%
--------------------------------------------------------------------------------
Life of Fund**                $ 27,029              170.29%              15.46%
--------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operation on January 4, 1993. Index comparisons begin
   January 31, 1993.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                        Yearly periods ended December 31

     Scudder Balanced Fund         S&P 500 Index (60%) and LBAB Index (40%)*

     1993**     4.12               1993**     8.56
       1994    -2.39                 1994    -0.5
       1995    26.48                 1995    31.34
       1996    11.54                 1996    14.96
       1997    22.78                 1997    23.63
       1998    21.10                 1998    20.98
       1999    13.46                 1999    11.99


                     1993**  1994   1995   1996  1997   1998   1999
--------------------------------------------------------------------------------
Fund Total
Return (%)             4.12  -2.39  26.48  11.54 22.78  21.10  13.46
--------------------------------------------------------------------------------
Index Total
Return (%)             8.56   -.03  31.34  14.96 23.63  20.98  11.99
--------------------------------------------------------------------------------
Net Asset
Value ($)             12.23  11.63  14.12  14.60 16.85  18.96  21.15
--------------------------------------------------------------------------------
Income
Dividends ($)           .26    .31    .32    .34   .36    .37    .32
--------------------------------------------------------------------------------
Capital Gains
Distributions($)         --     --    .25    .79   .68   1.02    .02
--------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operation on January 4, 1993. Index comparisons begin
   January 31, 1993.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total return for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


Common Stocks               65%
Fixed Income Holdings       33%
Cash Equivalents             2%
------------------------------------
                           100%
------------------------------------

The fund's weighting in equities increased from 59% of net assets on June 30.


--------------------------------------------------------------------------------
Fixed Income Holdings
--------------------------------------------------------------------------------
(Excludes 2% Cash Equivalents)

Type
------------------------------------
    U.S. Government Agencies    60%
    Corporate Bonds             24%
    U.S. Government Agency
      Pass-Thrus                 4%
    Asset-Backed                 3%
    Government National
      Mortgage Association       3%
    Collateralized Mortgage
      Obligations                3%
    Foreign Bonds --
      U.S.$ Denominated          3%
------------------------------------
                               100%
------------------------------------


Quality
------------------------------------
    U.S. Government and
    Agencies                    67%
    AAA                          6%
    AA                           5%
    A                           13%
    BBB                          7%
    Not Rated                    2%
------------------------------------
                               100%
------------------------------------
    Weighted Average Quality: AAA

Management increased the portfolio's weighting in government bonds in order to add flexibility to the fixed income portion of the portfolio.

--------------------------------------------------------------------------------
Equity Holdings
--------------------------------------------------------------------------------

Technology                  22%
Financial                   14%
Media                       12%
Health                      10%
Consumer Discretionary      10%
Manufacturing                8%
Communications               7%
Consumer Staples             6%
Energy                       5%
Service Industries           4%
Durables                     2%
--------------------------------
                           100%
--------------------------------


The fund's weighting in the technology, media, and communications sectors provided a significant boost to performance over the second half of the year.



Five Largest Equity Holdings
----------------------------------------------------------

   1. General Electric Co.
      Producer of electrical equipment

   2. Microsoft Corp.
      Developer of computer software

   3. Cisco Systems, Inc.
      Manufacturer of computer network products

   4. Wal-Mart Stores, Inc.
      Operator of discount stores

   5. Intel Corp.
      Producer of semiconductor memory circuits

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

In the following interview, portfolio manager Gary Langbaum discusses the recent market environment and the strategy of Scudder Balanced Fund in the twelve-month period ended December 31, 1999.

Q: The stock market produced another stellar year in 1999, but bonds lagged. What were some of the key factors driving market performance?

A: The potent combination of favorable liquidity factors, stronger than expected economic growth, and a powerful rise in corporate earnings helped propel the U.S. stock market to strong gains in 1999, the fifth consecutive year in which the S&P 500 has delivered a total return of over 20%. The Nasdaq average rose 85.6% behind the incredible gains in technology stocks, which once again benefited from investors' emphasis on earnings growth over valuation. Bonds, on the other hand, posted poor performance due to persistent fears of inflation and three interest rate hikes by the U.S. Federal Reserve. The yield on the benchmark 30-year Treasury issue rose from 5.10% to 6.48% in 1999 (as its price fell), its second worst performance since 1973. However, certain sectors of the bond market -- such as mortgage-backed securities and high-yield corporates -- outperformed government issues.

Q: How did the fund perform in this environment?

A: For the twelve months ended December 31, 1999, the fund returned 13.46%, beating the 11.99% return of its unmanaged benchmark, which is a combination of the S&P 500 (60%) and the Lehman Brothers Aggregate Bond Index (40%). The equity portion of the portfolio produced a return of 25.46%, which beat the 21.04% return of the S&P 500. The fund's 13.46% return stacked up well against the 8.72% average return of funds in the balanced category, as calculated by Lipper Analytical Services. The fund has performed well against its peers over the long term, as well. Its total return through December 31 placed it in the top 23%, 10%, and 19% of comparable funds over the one-, three-, and five-year periods, respectively.

Q: What was your strategy with respect to the equity portion of the portfolio?

A: Fund strategy has been shaped by our strongly bullish view on the stock market. We held a larger than normal weighting in equities, and were well-positioned to capitalize on the rally in technology stocks. Performance has been boosted by our holdings in a number of the large cap tech stocks that led the market in 1999, such as Microsoft, Oracle, Applied Materials, Motorola, America Online, and Sun Microsystems. The fund's equity position has also been buoyed by its holdings in broadcasting, retail, and biotechnology, but its positions in pharmaceuticals and financials lagged.

We employ a strategy known as "GARP," which stands for "growth at a reasonable price." Essentially, we are using a value-oriented approach to select what we see as the strongest candidates from a growth universe. Utilizing a quantitative discipline, we evaluate current and potential holdings based on their fundamental strengths, sustainability of earnings, and valuations. In the process, we screen out stocks whose valuations have climbed to what we see as excessive levels with respect to their growth potential, a condition that usually increases their vulnerability to earnings disappointments. In our view, good companies with superior long-term growth characteristics are worth more than less reliable companies that are often "cheap" for a reason. However, we are very conscious of valuation, and have been reducing our positions in the types of high-octane stocks that drove market performance in 1999.

Q: What are some individual companies that performed well for the fund?

A: The retail sector provided mixed returns in 1999, but we benefited from our positions in two of the best performers in the group: Wal-Mart and Home Depot. The top players in their respective categories, both companies continue to produce outstanding earnings growth and same-store sales figures. While higher interest rates are usually a negative for retailers, we believe that Wal-Mart and Home Depot will remain two of the best long-term retail stories even if growth slows from its current pace. Both companies sell at a premium multiple in relation to their peer group, but we believe they are worth it given their outstanding track records.

Our selection of some of the top-performing stocks in the media sector also provided a boost to fund performance. An example of a company that has done well for us is Clear Channel Communications, which owns and operates radio stations across the United States. The company has been a direct beneficiary of the "dot.com" fever, since many of the Internet companies that have gone public over the past year have put the cash to work by launching aggressive marketing campaigns. The ensuing increase in demand for advertising time -- a product for which there is a relatively stable supply -- has been a windfall for radio companies like Clear Channel. Even after the company's outstanding performance in 1999, we remain optimistic on its prospects due to its strong management, outstanding execution, and history of steady earnings growth.

Q: Where have you found opportunities on the fixed income side?

A: Even though bonds produced poor performance over the course of the year, we gained an incremental advantage by being well-positioned within the sector. At the end of the second quarter, we increased our weighting in corporate bonds when yields reached attractive levels in relation to Treasuries. As Y2K fears dissipated in the second half of the year, corporates held up well even as the interest rate environment deteriorated. The fund gained particularly strong performance from its fixed income holdings in the energy and telecommunications sectors.

As the year drew to a close, we cut back on our holdings in corporates and added to our weighting in Treasuries. We made this move in order to increase our flexibility with respect to the fund's duration. While the duration of the portfolio (or interest rate sensitivity) is neutral at the present time, we are preparing for a shift in the interest rate outlook later in 2000 when the threat of further rate hikes by the Federal Reserve begin to diminish. Since it is much easier to make adjustments to the portfolio when it has a larger position in Treasuries -- which are more liquid than corporates -- we feel this move will make it easier for us to take advantage of the shifts in the interest rate environment that we see occurring in the first half of 2000.

Q: What is your outlook for the year ahead?

A: We believe that the key variable could be November's elections. In recent years, the markets have performed best in periods when there is a spilt government; in other words, when different parties are in control of Congress and the White House. If we were to see a return of one-party government in favor of either the Democrats or the Republicans, the change in the political environment may have a negative impact on individual sectors of the market. For example, the Democrats may attempt to pass a comprehensive health care bill, which in turn would be likely to depress pharmaceutical stocks. We believe that as the interest rate picture becomes clearer toward mid-year, these political issues will move to the forefront of the markets' attention.

Nevertheless, we remain bullish on the outlook for the stock market. Although it is likely that we will see an even higher level of volatility than last year, we believe that the fundamental underpinnings of the stock market -- increasing productivity, strong economic growth, and rising corporate earnings -- remain in place. On the fixed income side, we feel that bonds are poised for a rebound following their poor performance in 1999. Once the end of the Fed's current tightening cycle is in sight, the pressure that has been on the bond market for the past year will be eased, making investors more inclined to take advantage of the high real yields that currently exist. Despite our expectation for a more challenging investment environment in the coming months, we are confident that the combination of solid growth stocks and high-quality bonds will position the portfolio for long-term outperformance.

Scudder Balanced Fund:
A Team Approach to Investing

Scudder Balanced Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Gary A. Langbaum assumed responsibility for the fund's day-to-day management and investment strategies in 1999. Mr. Langbaum has 12 years of experience as an equity research analyst covering a wide range of industries, and five years of portfolio management experience, focusing on the stocks of companies with medium- to large-sized market capitalizations.

Portfolio manager Tracy McCormick joined the Adviser in 1994 and the fund in 1999 and has more than 18 years of experience in the investment industry.

Portfolio manager Robert S. Cessine joined the Adviser in 1993 and the team in 1999. Mr. Cessine has over 18 years of experience in the investment industry.

Glossary of Investment Terms
--------------------------------------------------------------------------------

      Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

        Growth Stock Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

       Liquidity    A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

  Price/Earnings    A widely used gauge of a stock's valuation that indicates
     Ratio (P/E)    what investors are paying for a company's earning power at
           (also    the current stock price. A P/E ratio may be based on a
       "earnings    company's projected earnings for the coming 12 months. A
      multiple")    higher "earnings multiple" indicates higher expected
                    earnings growth, along with greater risk of earnings disappointment.

   Real Interest    The nominal interest rate minus the inflation rate. For
           Rates    example, if the U.S. 30-year Treasury bond is yielding 5%
                    and inflation is running at 1%, the real yield is 4%.

    Yield Spread    The difference in yield between two types of bonds.
                    A mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick. If GNMA yield spreads are "narrow," for example, it typically means that GNMA yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


Investment Portfolio                                         as of December 31, 1999
-------------------------------------------------------------------------------------

                                                             Principal
                                                             Amount ($)     Value ($)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Repurchase Agreements 1.80%
-------------------------------------------------------------------------------------
State Street Bank and Trust Company, 2.8%, to be
repurchased at $10,358,415 on 1/3/2000**
(Cost $10,356,000) ......................................    10,356,000    10,356,000

-------------------------------------------------------------------------------------
U.S. Government & Agencies 19.4%
-------------------------------------------------------------------------------------
U.S. Treasury Inflationary-Indexed Security, 3.684%,
  4/15/2028 .............................................     1,750,000     1,625,300
U.S. Treasury Bond, 5.25%, 2/15/2029 ....................     3,500,000     2,894,045
U.S. Treasury Bond, 9.375%, 2/15/2006 ...................    16,000,000    18,212,480
U.S. Treasury Inflationary-Indexed Security, 3.927%,
  1/15/2009 .............................................     2,000,000     1,981,875
U.S. Treasury Note, 5.5%, 8/31/2001 .....................     1,000,000       988,590
U.S. Treasury Note, 5.5%, 5/31/2003 .....................    15,250,000    14,847,248
U.S. Treasury Note, 5.625%, 12/31/2002 ..................     8,500,000     8,343,260
U.S. Treasury Note, 6%, 8/15/2004 .......................    14,450,000    14,224,147
U.S. Treasury Note, 6%, 8/15/2009 .......................    29,500,000    28,578,125
U.S. Treasury Note, 7.5%, 2/15/2005 .....................    18,500,000    19,294,945

Total U.S. Government & Agencies (Cost $114,050,042)                      110,990,015

-------------------------------------------------------------------------------------
Government National Mortgage Association 1.1%
-------------------------------------------------------------------------------------
GNMA Pass Through Certificates, 7% with various
  maturities to 3/15/2029 (Cost $6,398,023) .............     6,314,163     6,099,087

-------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 1.5%
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 ......     3,000,000     2,904,840
Federal National Mortgage Association 8.00% with various
  maturities to 12/1/2012 ...............................       626,236       636,313
Federal National Mortgage Association 6.50% with various
  maturities to 3/1/2028 ................................     5,279,572     4,993,836

Total U.S. Government Agency Pass-Thrus (Cost $8,968,444)                   8,534,989

-------------------------------------------------------------------------------------
Collateralized Mortgage Obligations 0.9%
-------------------------------------------------------------------------------------

Residential Accredit Loans, Inc., Series 1997-A7, 7.25%,
  11/25/2027 ............................................     3,897,434     3,737,882


    The accompanying notes are an integral part of the financial statements.

                                       16

                                                             Principal
                                                             Amount ($)    Value ($)
------------------------------------------------------------------------------------
Residential Asset Securitization Trust, Series 1997-A6,
  7.25%, 9/25/2012 ........................................   1,541,000   1,541,963

Total Collateralized Mortgage Obligations (Cost $5,527,559)               5,279,845

------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 1.0%
------------------------------------------------------------------------------------
Norsk Hydro A/S, 7.75%, 6/15/2023 .........................     500,000     489,100
PacifiCorp Australia LLC, 6.15%, 1/15/2008 ................   2,000,000   1,806,640
Petroleum Geo-Services, 6.625%, 3/30/2008 .................   1,000,000     924,560
Saga Petroleum A/S, 7.25%, 9/23/2027 ......................   2,500,000   2,262,725

Total Foreign Bonds-- U.S.$ Denominated (Cost $5,926,105)                 5,483,025

------------------------------------------------------------------------------------
Asset Backed 1.0%
------------------------------------------------------------------------------------
Automobile Receivables 0.4%
First Security Auto Owner Trust, Series 1999-2 A3, 6%,
  10/15/2003 ..............................................   2,000,000   1,975,625
Premier Auto Trust Asset Backed Certificate, Series
  1996-3 A4, 6.75%, 11/6/2000 .............................     343,806     344,126
                                                                          ---------
                                                                          2,319,751
                                                                          ---------
Credit Card Receivables 0.6%
Citibank Credit Card Master Trust I, Series 1999-1 A,
  5.5%, 2/15/2006 .........................................   2,000,000   1,887,500
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ...........   1,500,000   1,444,215
                                                                          ---------
                                                                          3,331,715
                                                                          ---------
Total Asset Backed (Cost $5,835,047)                                      5,651,466

------------------------------------------------------------------------------------
Corporate Bonds 7.7%
------------------------------------------------------------------------------------
Consumer Staples 0.7%
Bass America Inc., 6.625%, 3/1/2003 .......................   1,500,000   1,468,950
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ..........   1,500,000   1,321,755
Racers-Kellogg, 5.75%, 2/2/2001 ...........................   1,000,000     993,750
                                                                          ---------
                                                                          3,784,455
                                                                          ---------
Communications 1.4%
AT&T Corp., 6%, 3/15/2009 .................................   2,000,000   1,814,240
Lucent Technologies Inc., 6.9%, 7/15/2001 .................   1,250,000   1,252,450
Sprint Capital Corp., 6.125%, 11/15/2008 ..................   3,500,000   3,173,380


    The accompanying notes are an integral part of the financial statements.

                                                        Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------
WorldCom, Inc., 6.4%, 8/15/2005 ....................    2,000,000    1,915,660
                                                                    ----------
                                                                     8,155,730
                                                                    ----------
Financial 2.3%
Associates Corp. of North America, 6.625%, 5/15/2001      500,000      498,650
Boeing Capital Corp., Medium Term Note, 6.75%,
  12/23/2003 .......................................    1,000,000      989,040
Capital One Bank, Medium Term Note, 5.95%, 2/15/2001    1,000,000      983,230
First USA Bank, 5.85%, 2/22/2001 ...................    1,000,000      990,280
First Union Corporation, 8.125%, 6/24/2002 .........    1,000,000    1,020,900
Ford Motor Credit Corp., 5.75%, 2/23/2004 ..........    2,500,000    2,373,425
General Electric Capital Corp., 6.02%, 5/4/2001 ....    1,000,000      992,500
Merrill Lynch & Co., Inc., 6%, 2/17/2009 ...........    1,500,000    1,344,765
NationsBank Corp., 7.25%, 10/15/2025 ...............    1,000,000      929,330
PNC Funding Corp., 7%, 9/1/2004 ....................    1,150,000    1,129,657
Prudential Insurance Co., 6.375%, 7/23/2006 ........    1,000,000      933,980
Southern National Corp., 7.05%, 5/23/2003 ..........    1,000,000      981,740
                                                                    ----------
                                                                    13,167,497
                                                                    ----------
Media 0.5%
News America Holdings Inc., 9.25%, 2/1/2013 ........    1,000,000    1,088,280
TCI-Communications, Inc., 8%, 8/1/2005 .............    1,000,000    1,029,610
Time Warner Inc., 9.125%, 1/15/2013 ................    1,000,000    1,095,160
                                                                    ----------
                                                                     3,213,050
                                                                    ----------
Manufacturing 0.2%
Fort James Corp., 6.625%, 9/15/2004 ................    1,000,000      964,120
                                                                    ----------

Technology 0.4%
IBM Corp., 5.1%, 11/10/2003 ........................    2,000,000    1,865,000
Xerox Corp., 5.5%, 11/15/2003 ......................      750,000      704,025
                                                                    ----------
                                                                     2,569,025
                                                                    ----------
Energy 1.7%
Anadarko Petroleum Corp., 5.875%, 10/15/2003 .......    1,500,000    1,408,215
Atlantic Richfield Co., 5.55%, 4/15/2003 ...........    2,000,000    1,910,000
Conoco Inc., 5.9%, 4/15/2004 .......................    2,500,000    2,386,675
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 .    1,250,000    1,191,575
Occidental Petroleum Corp., 8.45%, 2/15/2029 .......    2,500,000    2,592,950
                                                                    ----------
                                                                     9,489,415
                                                                    ----------
Transportation 0.3%
Continental Airlines Inc., 6.795%, 2/2/2020 ........    1,500,000    1,374,300
Delta Air Lines, Inc., 7.9%, 12/15/2009 ............      500,000      491,320
                                                                    ----------
                                                                     1,865,620
                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Utilities 0.2%
Public Service Co. of Colorado, 6%, 4/15/2003 ...       1,000,000      968,860


Total Corporate Bonds (Cost $46,416,751)                            44,177,772

--------------------------------------------------------------------------------
Common Stocks 65.6%
--------------------------------------------------------------------------------
Consumer Discretionary 6.7%
Department & Chain Stores 5.2%
Dayton Hudson Corp. .............................          82,400    6,051,250
Federated Department Stores, Inc.* ..............          75,500    3,817,469
Home Depot, Inc. ................................         131,100    8,988,544
Wal-Mart Stores, Inc. ...........................         153,500   10,610,688
                                                                   -----------
                                                                    29,467,951
                                                                   -----------
Hotels & Casinos 0.6%
Carnival Corp. "A" ..............................          73,500    3,514,219
                                                                   -----------
Specialty Retail 0.9%
Tandy Corp. .....................................         103,500    5,090,906
                                                                   -----------
Consumer Staples 4.0%
Food & Beverage 1.8%
Bestfoods .......................................          40,000    2,102,500
H.J. Heinz Co. ..................................          75,500    3,005,844
PepsiCo, Inc. ...................................         148,100    5,220,525
                                                                   -----------
                                                                    10,328,869
                                                                   -----------
Package Goods/Cosmetics 2.2%
Colgate-Palmolive Co. ...........................         110,800    7,202,000
Procter & Gamble Co. ............................          48,200    5,280,913
                                                                   -----------
                                                                    12,482,913
                                                                   -----------
Health 6.3%
Biotechnology 1.5%
Amgen, Inc.* ....................................          44,500    2,672,781
Biogen, Inc.* ...................................          38,000    3,211,000
                                                                   -----------
Genentech, Inc.* ................................          22,700    3,053,150
                                                                   -----------
                                                                     8,936,931
Medical Supply & Specialty 0.4%
Baxter International, Inc. ......................          36,000    2,261,250
                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

                                              Shares     Value ($)
-------------------------------------------------------------------
Pharmaceuticals 4.4%
Allergan, Inc. ............................   57,000    2,835,750
American Home Products Corp. ..............   67,000    2,642,313
Bristol-Myers Squibb Co. ..................   62,000    3,979,625
Forest Laboratories, Inc.* ................   32,000    1,966,000
Johnson & Johnson .........................   41,700    3,883,313
Merck & Co., Inc. .........................   60,000    4,023,750
Schering-Plough Corp. .....................   50,100    2,113,594
Warner-Lambert Co. ........................   43,600    3,572,475
                                                       ----------
                                                       25,016,820
                                                       ----------
Communications 4.9%
Telephone/Communications
AT&T Corp. ................................   83,000    4,212,250
Bell Atlantic Corp. .......................   83,000    5,109,688
BellSouth Corp. ...........................   63,000    2,949,188
GTE Corp. .................................   27,000    1,905,188
Global Crossing Ltd.* .....................   62,525    3,126,250
MCI WorldCom, Inc.* .......................  103,950    5,515,847
SBC Communications, Inc. ..................  108,000    5,265,000
                                                       ----------
                                                       28,083,411
                                                       ----------
Financial 9.4%
Banks 1.5%
Chase Manhattan Corp. .....................   20,000    1,553,750
First Tennessee National Corp. ............   67,600    1,926,600
J.P. Morgan & Co., Inc. ...................   15,000    1,899,375
Wells Fargo Co. ...........................   80,000    3,235,000
                                                       ----------
                                                        8,614,725
                                                       ----------
Insurance 4.2%
American International Group, Inc..........   72,484    7,837,332
Aon Corp. .................................   81,000    3,240,000
Cigna Corp. ...............................   40,000    3,222,500
Jefferson Pilot Corp. .....................   42,000    2,866,500
Marsh & McLennan Companies, Inc. ..........   31,800    3,042,863
St. Paul Companies, Inc. ..................  108,000    3,638,250
                                                       ----------
                                                       23,847,445
                                                       ----------
Consumer Finance 3.0%
American Express Co. ......................   21,300    3,541,125
Capital One Finance Corp. .................   90,600    4,365,788
Citigroup, Inc. ...........................  100,000    5,556,250


    The accompanying notes are an integral part of the financial statements.

                                               Shares     Value ($)
--------------------------------------------------------------------

Household International, Inc. ..............   97,000    3,613,250
                                                        17,076,413
                                                        ----------
Other Financial Companies 0.7%
Morgan Stanley Dean Witter & Co. ...........   29,200    4,168,300
                                                        ----------
Media 7.8%
Advertising 1.0%
Omnicom Group, Inc. ........................   60,100    6,010,000
                                                        ----------
Broadcasting & Entertainment 4.4%
CBS Corp. ..................................   72,500    4,635,469
Clear Channel Communications, Inc.*.........   98,800    8,817,900
Infinity Broadcasting Corp.* ...............  162,927    5,895,921
Univision Communications, Inc.* ............   54,000    5,518,125
                                                        ----------
                                                        24,867,415
                                                        ----------
Cable Television 1.6%
AT&T Corp-- Liberty Media Group ............   82,600    4,687,550
Comcast Corp. "A" ..........................   56,000    2,814,000
Media One Group, Inc.* .....................   20,000    1,536,250
                                                        ----------
                                                         9,037,800
                                                        ----------
Print Media 0.8%
Tribune Co. ................................   80,000    4,405,000
                                                        ----------
Service Industries 2.4%
EDP Services 1.8%
Automatic Data Processing, Inc. ............   70,000    3,771,250
Electronic Data Systems Corp. ..............   68,600    4,591,913
First Data Corp. ...........................   38,500    1,898,531
                                                        ----------
                                                        10,261,694
                                                        ----------
Environmental Services 0.1%
Transocean Sedco Forex Inc. ................   13,735      462,705
                                                        ----------
Printing/Publishing 0.5%
McGraw-Hill, Inc. ..........................   47,100    2,902,538
                                                        ----------
Durables 1.3%
Aerospace 1.0%
United Technologies Corp. ..................   83,500    5,427,500
                                                        ----------


    The accompanying notes are an integral part of the financial statements.

                                                     Shares       Value ($)
---------------------------------------------------------------------------
Telecommunications Equipment 0.3%
Lucent Technologies, Inc. .........................  24,800    1,855,350
                                                              ----------
Manufacturing 4.9%
Diversified Manufacturing 0.8%
Tyco International Ltd. (New) ..................... 118,200    4,595,025
                                                              ----------
Electrical Products 3.4%
Emerson Electric Co. ..............................  32,500    1,864,688
General Electric Co. .............................. 115,400   17,858,138
                                                              ----------
                                                              19,722,826
                                                              ----------
Machinery/Components/Controls 0.7%
Parker-Hannifin Corp. .............................  75,000    3,848,438
                                                              ----------
Technology 14.3%
Computer Software 4.1%
America Online, Inc. ..............................  38,000    2,866,625
Microsoft Corp.* .................................. 128,400   14,990,700
Oracle Corp.* .....................................  50,000    5,603,125
                                                              ----------
                                                              23,460,450
                                                              ----------
Diverse Electronic Products 3.1%
Applied Materials, Inc.* ..........................  41,400    5,244,863
Motorola, Inc. ....................................  32,800    4,829,800
Solectron Corp.* ..................................  46,500    4,423,313
Teradyne, Inc.* ...................................  48,700    3,214,200
                                                              ----------
                                                              17,712,176
                                                              ----------
Electronic Components/Distributors 2.8%
Altera Corp.* .....................................  37,500    1,858,594
Cisco Systems, Inc.* .............................. 133,550   14,306,544
                                                              ----------
                                                              16,165,138
                                                              ----------
Electronic Data Processing 0.8%
Sun Microsystems, Inc. ............................  55,800    4,321,013
                                                              ----------
Semiconductors 2.5%
Intel Corp. ....................................... 128,700   10,593,619
Linear Technology Corp. ...........................  50,000    3,578,125
                                                              ----------
                                                              14,171,744
                                                              ----------
Miscellaneous 1.0%
Agilent Technologies, Inc.* .......................  75,100    5,806,169
                                                              ----------

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Energy 3.6%
Oil & Gas Production 1.3%
Coastal Corp. .......................................       68,500     2,427,469
Conoco, Inc. "A" ....................................       70,000     1,732,500
Royal Dutch Petroleum Co. (New York shares) .........       56,000     3,384,500
                                                                       ---------
                                                                       7,544,469
                                                                       ---------
Oil Companies 1.6%
Exxon Mobil Corp. ...................................       89,064     7,175,219
Texaco, Inc. ........................................       31,000     1,683,688
                                                                       ---------
                                                                       8,858,907
                                                                       ---------
Oilfield Services/Equipment 0.7%
Schlumberger Ltd. ...................................       70,800     3,982,500
                                                                       ---------

Total Common Stocks (Cost $265,401,248)                              374,309,010
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $468,879,219) (a)          570,881,209
--------------------------------------------------------------------------------


*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $469,134,953. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $101,746,256. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $114,609,691 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,863,435.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
-------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------
Investments in securities, at value (cost $468,879,219).  $570,881,209
Cash ...................................................         1,479
Dividends receivable ...................................       309,707
Interest receivable ....................................     3,485,690
Receivable for Fund shares sold ........................       225,386
Other assets ...........................................         4,778
                                                          ------------
Total assets ...........................................   574,908,249

Liabilities
-------------------------------------------------------------------------
Payable for fund shares redeemed .......................     1,505,723
Accrued managment fee ..................................       341,073
Other accrued expenses and payables ....................       816,708
                                                          ------------
Total liabilities ......................................     2,663,504
Net assets, at value                                      $572,244,745

Net Assets
-------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ....................        98,712
Net unrealized appreciation (depreciation) on:
  Investments ..........................................   102,001,990
Accumulated net realized gain (loss) ...................     7,491,599
Paid-in capital ........................................   462,652,444
Net assets, at value                                      $572,244,745

Net Asset Value
-------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
    ($572,244,745/27,060,834 outstanding shares of
    beneficial interest, $.01 par value, unlimited number
    of shares authorized) ............................. $        21.15


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $3,850) ............   $  1,835,255
Interest .......................................................     12,327,646
                                                                   ------------
Total income ...................................................     14,162,901
Expenses:
Management fee .................................................      3,325,085
Services to shareholders .......................................      2,357,334
Custodian and accounting fees ..................................        104,812
Trustees' fees and expenses ....................................         42,860
Reports to shareholders ........................................         85,539
Auditing .......................................................         39,832
Registration fees ..............................................        153,159
Legal ..........................................................         16,558
Other ..........................................................         13,470
                                                                   ------------
Total expenses, before expense reductions ......................      6,138,649
Expense reductions .............................................        (15,333)
                                                                   ------------
Total expenses, after expense reductions .......................      6,123,316
Net investment income (loss)                                          8,039,585

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................      8,108,414
Foreign currency related transactions ..........................             19
                                                                   ------------
                                                                      8,108,433
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     43,321,558
Net gain (loss) on investment transactions                           51,429,991

Net increase (decrease) in net assets resulting from operations    $ 59,469,576


    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------

                                                         Years Ended December 31,
Increase (Decrease) in Net Assets                         1999             1998
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....................   $   8,039,585    $   3,928,148
Net realized gain (loss) on investment
transactions ....................................       8,108,433       11,308,836
Net unrealized appreciation (depreciation) on
investment transactions during the period .......      43,321,558       24,853,873
                                                    -------------    -------------
Net increase (decrease) in net assets resulting
from operations .................................      59,469,576       40,090,857
                                                    -------------    -------------
Distributions to shareholders:
From net investment income ......................      (7,947,317)      (4,059,339)
                                                    -------------    -------------
From net realized gains .........................        (267,261)     (12,314,730)
                                                    -------------    -------------
Fund share transactions:
Proceeds from shares sold .......................     419,195,389      132,016,807
Reinvestment of distributions ...................       8,054,647       16,026,652
Cost of shares redeemed .........................    (170,166,182)     (66,566,262)
                                                    -------------    -------------
Net increase (decrease) in net assets from Fund
share transactions ..............................     257,083,854       81,477,197
                                                    -------------    -------------
Increase (decrease) in net assets ...............     308,338,852      105,193,985
Net assets at beginning of period ...............     263,905,893      158,711,908

Net assets at end of period (including
undistributed net investment income of $98,712 at
December 31, 1999) ..............................   $ 572,244,745    $ 263,905,893

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .......      13,918,098        9,416,710
                                                    -------------    -------------
Shares sold .....................................      21,428,478        7,309,381
Shares issued to shareholders in reinvestment of
distributions ...................................         408,146          870,324
Shares redeemed .................................      (8,693,888)      (3,678,317)
                                                    -------------    -------------
Net increase (decrease) in Fund shares ..........      13,142,736        4,501,388
Shares outstanding at end of period .............      27,060,834       13,918,098


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Years Ended December 31,               1999    1998     1997     1996    1995
--------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $18.96  $16.85   $14.60   $14.12  $11.63
                                        ----------------------------------------
Income (loss) from investment
  operations:

  Net investment income (loss) (a)      .33     .36      .38      .36     .32

  Net realized and unrealized gain
  (loss) on investment transactions    2.20    3.14     2.91     1.25    2.74
                                        ----------------------------------------
  Total from investment operations     2.53    3.50     3.29     1.61    3.06

Less distributions from:

  Net investment income                (.32)   (.37)    (.36)    (.34)   (.32)

  Net realized gains on investment     (.02)  (1.02)    (.68)    (.79)   (.25)
  transactions
                                      ----------------------------------------
  Total distributions                  (.34)  (1.39)   (1.04)   (1.13)   (.57)

Net asset value, end of period       $21.15  $18.96   $16.85   $14.60  $14.12
                                      ------------------------------------------
Total Return (%)                      13.46   21.10(b) 22.78(b) 11.54(b)26.48(b)

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)  572     264      159      110      90

Ratio of expenses before expense
reductions (%)                         1.29    1.34     1.37     1.37    1.40

Ratio of expenses after expense
reductions (%)                         1.29    1.29     1.02     1.00    1.00

Ratio of net investment income
(loss) (%)                             1.69    1.99     2.32     2.42    2.51

Portfolio turnover rate (%)             102      75       43       70     103



(a)  Based on monthly average shares outstanding during the period.

(b)  Total returns would have been lower had certain expenses not been reduced.

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-ended management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations) aggregated $725,506,360 and $462,580,795, respectively. Purchases and sales of direct U.S. Government obligations aggregated $215,055,824 and $124,338,195, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of .70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 1999, the fee pursuant to the agreement amounted to $3,325,085.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1999, the amount charged to the Fund by SSC aggregated $508,682, of which $83,555 is unpaid at December 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended December 31, 1999, the amount charged to the Fund by STC aggregated $1,601,215, of which $481,644 is unpaid at December 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1999, the amount charged to the Fund by SFAC aggregated $84,694, of which $7,839 is unpaid at December 31, 1999.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended December 31, 1999, Trustee fees and expenses aggregated $42,860.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended December 31, 1999, the Fund's custodian and transfer agent fees were reduced by $3,708 and $11,625, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Balanced Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 11, 2000

Tax Information
--------------------------------------------------------------------------------
                                                               December 31, 1999

The Fund paid distributions of $0.015 per share from net long-term capital gains during its year ended December 31, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $8,500,000 as capital gain dividends for its year ended December 31, 1999, of which 100% represents 20% rate gains.

For corporate shareholders, 23% of the income dividends paid during the Fund's fiscal year ended December 31, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*                            Kelly D. Babson*
   o  President and Trustee                     o  Vice President

Henry P. Becton, Jr.                         Robert S. Cessine*
   o  Trustee; President and General            o  Vice President
      Manager, WGBH Educational
      Foundation                             Gary A. Langbaum*
                                                o  Vice President
Dawn-Marie Driscoll
   o  Trustee; President, Driscoll           Ann M. McCreary*
      Associates; Executive Fellow,             o  Vice President
      Center for Business Ethics, Bentley
      College                                John Millette*
                                                o  Vice President and Secretary
Peter B. Freeman
   o  Trustee; Corporate Director            John R. Hebble*
                                                o  Treasurer
George M. Lovejoy, Jr.
   o  Trustee; President and Director,       Caroline Pearson*
      Fifty Associates                          o  Assistant Secretary

Wesley W. Marple, Jr.                        *Scudder Kemper Investments, Inc.
   o  Trustee; Professor of Business
      Administration, Northeastern
      University

Kathryn L. Quirk*
   o  Trustee, Vice President and
      Assistant Secretary

Jean C. Tempel
   o  Trustee; Venture Partner,
      Internet Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

                     Automatic Investment Plan
         Convenient A convenient investment program in which money is ways to invest, electronically debited from your bank account monthly to quickly and  regularly purchase fund shares and "dollar cost average" --
           reliably buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer
                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy
                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit
                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account Personalized account information, the ability to exchange service and or redeem shares, and information on other Scudder funds information,  and services via touchtone telephone.
     including some
       transactions  Scudder's Web Site -- www.scudder.com
                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend  You designate the bank account, determine the schedule (as on investment  frequently as once a month) and amount of the redemptions, proceeds for  and Scudder does the rest.
    living expenses
    can enjoy these  Distributions Direct
        convenient, Automatically deposits your fund distributions into the timely, and bank account you designate within three business days after reliable  each distribution is paid.
          automated
         withdrawal  QuickSell
           programs Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER INVESTMENTS(SM)
[SCUDDER LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial
Services Group